UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2012

Freescale Semiconductor Holdings I, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	333-141128-05	98-0522138
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-895-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 7, 2012, Alan Campbell, the Chief Financial Officer of Freescale Semiconductor Holdings I, Ltd. (the "Company"), entered into a written trading plan in compliance with Rule 10b5-1 of the Securities and Exchange Act of 1934. Rule 10b5-1 permits officers and directors of public companies to enter into predetermined plans for trading specified shares. Mr. Campbell’s trading plan provides for the sale of up to 305,635 common shares of the Company. The plan expires on the earlier of April 24, 2013, or the sale of all of the shares covered under the plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor Holdings I, Ltd.

March 12, 2012	By:	/s/ Dathan C. Voelter

Name: Dathan C. Voelter
Title: Assistant Secretary